Exhibit 10.10

THIRD AMENDMENT TO CREDIT AGREEMENT AND ASSUMPTION AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is made and entered into effective as of May 25, 2018 (the "Effective Date"), by and between EVOLUTION PETROLEUM CORPORATION, a Nevada corporation ("EPC"), EVOLUTION PETROLEUM OK, INC., a Texas corporation (“Evolution Texas”), NGS TECHNOLOGIES, INC., a Delaware corporation (“NGS”), and EVOLUTION ROYALTIES, INC., a Delaware corporation (“Evolution Royalties”; EPC, Evolution Texas, NGS, and Evolution Royalties are collectively referred to herein as the “Borrowers”) and MIDFIRST BANK, a federally chartered savings association ("Lender").
RECITALS
A.Borrowers and Lender are parties to that certain Credit Agreement dated as of April 11, 2016, as amended by that certain First Amendment to Credit Agreement dated as of October 18, 2017 and as further amended by that certain Second Amendment to Credit Agreement dated as of February 1, 2018 (the "Existing Credit Agreement"). Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings assigned to them in the Existing Credit Agreement.
B.The Borrowers and the Lender have agreed to extend the Maturity Date and modify certain financial covenants.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:
ARTICLE I
DEFINITIONS AND REFERENCES
Section 1.1    Terms Defined in the Existing Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Credit Agreement shall have the same meanings whenever used in this Amendment.
Section 1.2    Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.
“Amendment” means this Third Amendment to Credit Agreement.
“Amendment Documents” means this Amendment, and all other Loan Documents executed and delivered in connection herewith.
“Credit Agreement” means the Existing Credit Agreement as amended hereby.
ARTICLE II.

AMENDMENTS TO CREDIT AGREEMENT
Section 2.1    Amendments to Article 4 of the Existing Credit Agreement.

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(a)The definition of “Maturity Date” in Section 1.01 of the Existing Credit Agreement, Defined Terms, is hereby amended and restated in its entirety as follows:
"Maturity Date" means April 11, 2021; provided however that, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.
Section 2.2    Amendments to Article 7 of the Existing Credit Agreement.
(a)    Paragraph “(c)”, Consolidated Tangible Net Worth, of Section 7.12 of the Existing Credit Agreement, Financial Covenants, is hereby amended restated in its entirety as follows:
(c)    Consolidated Tangible Net Worth. Maintain, as of last day of each fiscal quarter, a Consolidated Tangible Net Worth of not less than $50,000,000.00.
Section 2.3    Amendments to Article 8 of the Existing Credit Agreement.
(a)    Paragraph “(d)” of Section 8.05 of the Existing Credit Agreement, Dispositions, is hereby amended and restated in its entirety as follows:
(d)    Dispositions of property by any Subsidiary to Borrower and/or any Dispositions between one Borrower and another (including, but not limited to, the transfer of EPC’s existing 7.2% overriding royalty interest in the Delhi Holt-Bryant Unit to Evolution Royalties) to the extent notice of such Disposition has been provided to Lender and Borrower has executed such documentation as deemed necessary by Lender.
(b)    Section 8.09 of the Existing Credit Agreement, Transactions with Affiliates, is hereby amended and restated in its entirety as follows:
8.09    Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to Borrower or such Subsidiary as would be obtainable by Borrower or such Subsidiary at the time in a comparable arm's length transaction with a Person other than an Affiliate and other than those transactions between Borrowers. It is understood that reasonable and customary fees paid to members of the board of directors (or comparable governing body) of the Borrower or the Loan Parties, or compensation arrangements for directors (or the members of the comparable governing body), officers and other employees of the Borrower or the Loan Parties entered into in the ordinary course of business do not violate this provision.
ARTICLE III.

CONDITIONS OF EFFECTIVENESS
Section 4.1    Effective Date. This Amendment shall become effective as of the date first above written when and only when:

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(a)    Amendment Documents. Lender shall have received duly executed and delivered counterparts of each Amendment Document (i) in form, substance and date satisfactory to Lender, and (ii) in such numbers as Lender or its counsel may reasonably request.
(b)    Certificate. Lender shall have received a certificate of a Responsible Officer of Borrower certifying as of the date of this Amendment (i) that there have been no changes to its Organizational Documents since the Closing Date, and (ii) that there are no resolutions or other action of Borrower prohibiting the transactions described in this Amendment.
(c)    Other Documentation. Lender shall have received all documents and instruments which Lender has then reasonably requested, in addition to those described in this Section 4.1. All such additional documents and instruments shall be reasonably satisfactory to Lender in form, substance and date.
(d)    No Default. No event shall have occurred and be continuing that would constitute an Event of Default or a Default.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES
Section 5.1    Representations and Warranties of Borrower. In order to induce Lender to enter into this Amendment, Borrower represents and warrants to Lender that:
(a)    All representations and warranties made by Borrower in any Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof (except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date).
(b)    Borrower has duly taken all corporate action necessary to authorize the execution and delivery by it of the Amendment Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder and will provide Lender with any approval thereof at the next scheduled meeting of Borrower’s board of directors.
(c)    The execution and delivery by Borrower of the Amendment Documents to which it is a party, the performance by Borrower of its obligations under such Amendment Documents, and the consummation of the transactions contemplated by such Amendment Documents, do not and will not (a) conflict with, violate or result in a breach of any provision of (i) to Borrower’s knowledge, any Law, (ii) Borrower’s Organization Documents, or (iii) any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, (b) result in the acceleration of any Indebtedness owed by Borrower, or (c) result in or require the creation of any Lien upon the assets or properties of Borrower except as expressly contemplated or permitted in the Loan Documents. Except (x) as expressly contemplated in the Amendment Documents and (y) such as have been obtained or made and are in full force and effect, to Borrower’s knowledge, no permit, consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required on the part of or in respect of Borrower in connection with the execution, delivery or performance by Borrower of any Amendment Document or to consummate any transactions contemplated by the Amendment Documents.

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(d)    This Amendment is, and the other Amendment Documents when duly executed and delivered will be, legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and by general principles of equity.
ARTICLE V.

MISCELLANEOUS
Section 6.1    Borrowing Base. From the date hereof through the next re-determination of the Borrowing Base pursuant to the terms of the Existing Credit Agreement, the Borrowing Base shall be $40,000,000.00.
Section 6.2    Ratification of Agreements. The Existing Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Existing Credit Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.
Section 6.3    Survival of Agreements. All of Borrower’s various representations, warranties, covenants and agreements in the Amendment Documents shall survive the execution and delivery thereof and the performance thereof, including the making or granting of the Loans and the delivery of the other Loan Documents, and shall further survive until all of the Obligations are paid in full to Lender and all of Lender’s obligations to Borrower are terminated.
Section 6.4    Waiver of Jury Trial. BORROWER AND LENDER (BY THEIR ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE BORROWER AND THE LENDER, ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, ANY OTHER RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN THE LENDER AND THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN.
Section 6.5    Interpretive Provisions. Section 1.2 of the Existing Credit Agreement is incorporated herein by reference herein as if fully set forth.
Section 6.6    Loan Documents. The Amendment Documents are each a Loan Document, and all provisions in the Existing Credit Agreement pertaining to Loan Documents apply thereto.
Section 6.7    Governing Law. This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Texas.
Section 6.8    Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed

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to constitute one and the same Amendment. The Amendment Documents may be validly executed by facsimile or other electronic transmission.
THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

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Signature Page to Third Amendment to Credit Agreement
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	EVOLUTION PETROLEUM CORPORATION, a Nevada corporation
By:     /s/ DAVID JOE___________________
Name:     David Joe
Title:     Chief Financial Officer
EVOLUTION PETROLEUM OK, INC., a Texas corporation

By:     /s/ DAVID JOE____________________
Name:     David Joe
Title:     Chief Financial Officer
NGS TECHNOLOGIES, INC., a Delaware corporation

By:     /s/ DAVID JOE____________________
Name:     David Joe
Title:     Chief Financial Officer
EVOLUTION ROYALTIES, INC., a Delaware corporation

By:     /s/ DAVID JOE___________________
Name:     David Joe
Title:     Chief Financial Officer

LENDER:	MIDFIRST BANK

By:    /s/ CHAY CRAMER
Name: Chay Kramer
Title: Vice President

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